COMMUNITY FINANCIAL
                                   CORPORATION




                                  June 30, 1998





Dear Fellow Stockholders:

         On behalf of the Board of Directors and management of Community Financial Corporation, I cordially invite you to attend the 1998 Annual Meeting of Stockholders. The meeting will be held at 7:00 p.m. on July 29, 1998, at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia.

         The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. In addition, we will report on Community's progress during the past year, and entertain questions and comments about the Corporation.

         I encourage you to attend the meeting in person. Whether or not you do, I urge you to read the enclosed proxy statement and then complete, sign and date the proxy card and return it in the postage-paid envelope provided. This will save Community additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                                 Sincerely,


                                                 /s/ Thomas W. Winfree

                                                 Thomas W. Winfree
                                                 President and Chief
                                                 Executive Officer

                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 29, 1998

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Community Financial Corporation ("Community" or the "Corporation") will be held at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia on July 29, 1998 at 7:00 p.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the:

         1.       Election of two directors of the Corporation;

         2. Approval and adoption of an amendment to the Company's 1996 Incentive Plan ("Incentive Plan") to increase by 120,000 the number of shares reserved for issuance thereunder (which is less than 5.0% of the issued and outstanding shares of the Corporation's common stock);

         3. Ratification of the appointment of BDO Seidman as independent accountants for the Corporation for the fiscal year ending March 31, 1999; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on May 29, 1998 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                           By Order of the Board of Directors

                                           /s/ Sarah A. Ralston

                                           Sarah A. Ralston, Corporate Secretary

Staunton, Virginia
June 30, 1998


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                         COMMUNITY FINANCIAL CORPORATION
                             38 North Central Avenue
                            Staunton, Virginia 24401
                                 (540) 886-0796

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 29, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Community Financial Corporation ("Community" or the "Corporation") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") which will be held at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia, on Wednesday, July 29, 1998 at 7:00 p.m. (local time), and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about June 30, 1998. Certain of the information provided herein relates to Community Bank (the "Bank"), a wholly owned subsidiary of the Corporation.

         At the Meeting, the stockholders of the Corporation are being asked to consider and vote upon: (i) the election of two directors of the Corporation;
(ii) approval and adoption of an amendment to the 1996 Incentive Plan ("Incentive Plan") to increase by 120,000 the number of shares reserved for issuance thereunder (which is less than 5.0% of the issued and outstanding shares of the Corporation's common stock); and (iii) ratification of the appointment of BDO Seidman as the Corporation's independent accountants for the fiscal year ending March 31, 1999.

Voting Rights and Proxy Information

         All shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "For" the nominees and each of the other proposals as set forth in this Proxy Statement. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposals to amend the Incentive Plan and to ratify BDO Seidman, LLP as the Corporation's auditors will have the effect of a negative vote. Under applicable Virginia law, a broker non-vote will have no effect on the outcome of the election of directors, the amendment of the Incentive Plan or the ratification of auditors. The persons named in the enclosed proxy will have the discretion to vote in accordance with their best judgement on any other matters properly presented at the Meeting for action.

         Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Corporation a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sarah A. Ralston, Secretary of the Corporation, at the address above.

         The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

Vote Required for Approval

         Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Approval and adoption of the amendment to the Incentive Plan and the ratification of BDO Seidman as the Corporation's independent accountants for the fiscal year ending March 31, 1999 require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on such proposal.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on May 29, 1998 (the "Voting Record Date") will be entitled to one vote for each share then held. As of the Voting Record Date, the Corporation had 2,568,446 shares of Common Stock issued and outstanding. No persons or entities were known by management to beneficially own more than five percent of the outstanding shares of the Corporation's common stock as of the Voting Record Date.

         As of the Voting Record Date, directors, nominees for director, and executive officers of the Corporation and the Bank, as a group (15 persons), beneficially owned 606,231 shares, or 22.86% of the Common Stock, which includes shares held directly, held in retirement accounts, held by certain of the group members' families, held by corporations for which a group member is an officer or director, or held by trusts of which a group member is a trustee or a substantial beneficiary with respect to which shares the group member may be deemed to have sole or shared voting and/or investment power. The foregoing amount also includes presently exercisable options and options exercisable within 60 days of the Voting Record Date to purchase 83,000 shares of Common Stock. All shares have been adjusted to reflect the two for one stock split paid in the form of a 100% stock dividend by the Corporation on March 25, 1998. See "Proposal I - Election of Directors" for information on the individual beneficial share ownership of the Corporation's Directors and Chief Executive Officer.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Corporation's Board of Directors is currently composed of seven members. Approximately one-third of the directors are elected annually. Directors of the Corporation are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Corporation's Board of Directors, including their terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below for terms of three years. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                                                            Shares of
                                                                                          Common Stock      Percent
                                          Positions Held          Director     Term to    Beneficially        of
           Name              Age        in the Corporation          Since      Expire       Owned(1)         Class
           ----              ---        ------------------          -----      ------       --------         -----
                                                      NOMINEES
                                                      --------
Jane C. Hickok               61   Vice Chairman of the Board        1983        2001       93,821(2)         3.65%
Dale C. Smith                59   Director                          1980        2001       42,400(3)         1.65

                                           DIRECTORS CONTINUING IN OFFICE
                                           ------------------------------

Charles F. Andersen, MD      56   Director                          1990        1999       41,240            1.60
Charles W. Fairchilds        50   Director                          1996        1999        5,910(4)          .23
Thomas W. Winfree            53   President, Chief Executive        1995        1999       66,778(5)         2.60
                                  Officer and Director
James R. Cooke, Jr., DDS     60   Chairman of the Board             1984        2000       90,800(6)         3.53
Kenneth L. Elmore            62   Director                          1988        2000       43,590            1.69

------------------

(1) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise set forth in these footnotes. All amounts reported under this column have been adjusted for the two for one stock split paid in the form of a 100% stock dividend by the Corporation on March 25, 1998. Included in the shares beneficially owned by the named individuals are options (either currently exercisable or exercisable within 60 days of the Voting Record Date) to purchase shares of Common Stock as follows: Mrs. Hickok - 5,000; Mr. Smith - 5,000; Mr. Anderson - 5,000; Mr. Fairchilds - 5,000; Mr. Winfree - 32,500; Mr. Cooke - 5,000; and Mr. Elmore - 5,000.

(2)  Includes 56,628 shares in which Mrs. Hickok has reported shared ownership.

(3)  Includes 11,252 shares in which Mr. Smith has reported shared ownership.

(4)  Includes 200 shares in which Mr. Fairchilds has reported shared ownership.

(5)  Includes 500 shares in which Mr. Winfree has reported shared ownership.

(6)  Includes 62,300 shares in which Mr. Cooke has reported shared ownership.

         The business experience during the last five years of each of the directors is as follows:

         Jane C. Hickok. Mrs. Hickok was elected as Vice Chairman of the Board in October 1994. She had previously retired as President and Chief Executive Officer of the Bank in October 1994 after serving since 1984. Mrs. Hickok had also retired as President and Chief Executive Officer of the Corporation in January 1995, but continues to serve as a director of the Corporation and the Bank. Mrs. Hickok was elected as a director of the Bank in 1983 and as a director of the Corporation in 1990 when it became the holding company of the Bank.

         Dale C. Smith. Mr. Smith is the General Manager and Chief Executive Officer of Augusta Cooperative Farm Bureau, a farm supply and retail store.

         Charles F. Andersen, M.D. Dr. Andersen is an orthopedic surgeon in private practice in Waynesboro, Virginia.

         Charles W. Fairchilds. Mr. Fairchilds is the President of Allied Ready Mix Co., a concrete company located in Waynesboro, Virginia.

         Thomas W. Winfree. Mr. Winfree is President and Chief Executive Officer of the Corporation and the Bank, positions he has held since November 1995. From 1984 to 1995, he was President and Chief Executive Officer of Jefferson Savings and Loan Association.

         James R. Cooke, Jr., D.D.S. Dr. Cooke has been a practicing dentist in Staunton, Virginia since 1965.

         Kenneth L. Elmore. Mr. Elmore has been partner of Elmore, Hupp & Co., a certified public accounting firm, since 1991. Mr. Elmore has been a certified public accountant for over 30 years.

Board of Directors Meetings and Committees; Director Compensation

         Meetings of the Corporation. During the Corporation's fiscal year ended March 31, 1998, the Board of Directors of the Corporation held 15 meetings. No director attended fewer than 75% of the meetings that the Board of Directors of the Corporation held.

         The Board of Directors of the Corporation does not have a standing Compensation, Audit or Nominating Committee. The Corporation has not paid any compensation to its executive officers since its formation and does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank and its subsidiaries. See "Meetings of the Bank" below for information in the Bank's Compensation Committee. The principal standing committees of the Corporation are the Executive and Long- Range Planning Committee and the Stock Option Committee.

         The Corporation's Executive and Long-Range Planning Committee is responsible for formulating future plans and discussing objectives and corporate goals. The current committee members are Directors Anderson, Cooke, Elmore, Fairchilds, and Hickok. This committee did not meet during fiscal 1998.

         The Corporation's Stock Option Committee is responsible for administering the Corporation's Incentive Plan. The current committee members are directors Cooke, Elmore, and Smith. This committee met once during fiscal 1998.

         Meetings of the Bank. During the year ended March 31, 1998, the Board of Directors of the Bank held 17 meetings. No director attended fewer than 75% of the total meetings of such Board of Directors and committees on which such Board member served during this period.

         The principal standing committees of the Bank are the Compensation and Benefits Committee, the Executive and Long-Range Planning Committee and the Loan Committee. The Bank also has other committees which meet as needed to review various other functions of the Bank.

         The Bank's Compensation and Benefits Committee is currently composed of Directors Winfree, Cooke, Hickok, Fairchilds, and Smith. This committee is responsible for determining compensation and benefits for all officers of the Bank. This committee held three meetings during fiscal 1998.

         The Bank's Executive and Long-Range Planning Committee is currently composed of Directors Anderson, Cooke, Elmore, Hickok, and Winfree. The Long-Range Planning Committee was formed in 1986 for the purpose of formulating future plans for physical plant needs, branching possibilities, funding and liquidity levels and discussions of objectives and corporate goals. This committee did not meet during fiscal 1998.

         The Bank's Loan Committee, composed of the Chairman of the Board of Directors, the President, the Loan Department Manager of the Bank and the Chief Financial Officer, meets as needed to approve mortgage loans in excess of $259,000 and consumer loan applications in excess of $75,000. This committee held two meetings during fiscal 1998.

         Neither the Corporation nor the Bank have standing Audit or Nominating Committees. The full Boards of Directors of the Corporation and the Bank act as nominating committees for the annual selection of its respective nominees for election as directors. While the Boards of Directors will consider nominees recommended by others, they have neither actively solicited recommendations for nominees nor established any procedures for this purpose.

         Director Compensation. The members of the Board of Directors of the Corporation currently are not paid for their service in such capacity. The Corporation may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Corporation, adopt a policy of paying directors' fees at the Corporation level.

         Directors of the Bank who are not employees of the Bank receive a fee of $750 per month whether or not they attend Board meetings. The Chairman of the Board receives a fee of $1,500 per month. Directors also receive $100 for each committee meeting they attend, except for the Chairman of the Board who does not receive any fees for attending committee meetings. The Bank also paid $606 of health insurance premiums on behalf of Director Hickok during fiscal 1998.

         In addition, each non-employee director has been granted a ten year option to acquire 3,000 shares of Common Stock, subject to stockholder approval of the amendment to the Incentive Plan. See "Proposal II - Approval of Amendment to the Corporation's 1996 Incentive Plan." Each such option will be granted at the fair market value of the Common Stock on the date of the grant (i.e., the date stockholders approve the amendment to the Incentive Plan).

Executive Compensation

         The Corporation's officers do not receive any compensation for services performed in their capacity as such. Accordingly, the following table sets forth the compensation paid by the Bank during fiscal 1998 for services rendered by the Chief Executive Officer of the Bank. No other executive officer earned salary and bonus exceeding $100,000 in fiscal 1998.


                                                    SUMMARY COMPENSATION TABLE
===================================================================================================================================
                                                                                              Long Term
                                Annual Compensation(1)                                      Compensation
                                                                                             Securities
                                                                                             Underlying             All Other
                                         Fiscal           Salary            Bonus              Options            Compensation
 Name and Principal Position              Year             ($)               ($)                 (#)                   ($)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS W. WINFREE                         1998           $115,500          $12,000               8,000                $3,368(3)
  President, Chief Executive
  Officer and Director of the             1997            105,000           19,500              12,000(2)              2,217
  Corporation and the Bank
                                          1996             45,000            4,500              23,000(2)                 96
====================================================================================================================================

(1) Mr. Winfree did not receive any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of his salary and bonus, or $50,000.

(2) Adjusted to reflect the two for one stock split paid in the form of a 100% stock dividend on March 25, 1998.

(3) Represents the Corporation's contribution of $3,176 to the Corporation's 401(k) Plan on behalf of Mr. Winfree and $192 in premiums for a term life insurance policy maintained on behalf of Mr. Winfree.

         The following table sets forth certain information concerning grants of stock options pursuant to the Corporation's Incentive Plan to the named executive officer during fiscal 1998. No stock appreciation rights or limited stock appreciation rights have been granted to date by the Corporation.


=======================================================================================================
                                         OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------
                                                  Individual Grants
-------------------------------------------------------------------------------------------------------
                              Number of
                             Securities              % of Total            Exercise
                             Underlying            Options Granted         or Base
                              Options              to Employees            Price            Expiration
     Name                  Granted (#)(1)          in Fiscal Year           ($/Sh)              Date
-------------------------------------------------------------------------------------------------------
Thomas W. Winfree              8,000                  17.02%               $15.00            03-14-08

=======================================================================================================

(1) The options set forth in this table shall vest as follows: 4,000 options on January 1, 1999 and 4,000 options on January 1, 2000.

         The following table sets forth certain information concerning the number and value of stock options at March 31, 1998, held by the named executive officer.


===========================================================================================================================
                          AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                                                               Value of Unexercised
                                                            Number of Unexercised               In-the-Money Options
                                                            Options at FY-End (#)                  at FY-End ($)
---------------------------------------------------------------------------------------------------------------------------
                              Shares         Value
                           Acquired on      Realized
Name                       Exercise (#)       ($)       Exercisable     Unexercisable     Exercisable      Unexercisable
---------------------------------------------------------------------------------------------------------------------------
Thomas W. Winfree               --            $ --         32,000          11,000         $219,610(1)        $20,485(2)
===========================================================================================================================

(1) The value is based upon $15.875, the average of the closing bid and asked price per share of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market on March 31, 1998, less the exercise price of $8.25 per share with respect 23,000 shares, $10.75 per share with respect to 6,000 shares and $11.38 per share with respect to the remaining 3,000 shares.

(2) The value is based upon $15.875, the average of the closing bid and asked price per share of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market on March 31, 1998, less the exercise price of $11.38 per share with respect to 3,000 shares and $15.00 per share with respect to the remaining 8,000 shares.

Employment Agreement

         The Bank entered into an employment agreement with President Winfree effective April 1, 1997 for a minimum annual base salary of $115,500 and an initial term of three years. The agreement provides for one year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree's performance by the Board of Directors of the Bank. Mr. Winfree's salary may be increased, but not decreased, at the sole and absolute discretion of the Bank's Board of Directors (or an authorized committee thereof). The agreement further provides for termination upon such employee's death, for cause or in certain events specified by OTS regulations.

         Under the terms of the employment agreement, if Mr. Winfree's employment with the Bank is terminated for any reason following a "change in control" (as defined in the agreement), other than for cause, then the Bank will pay to Mr. Winfree (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment. Accordingly, if Mr. Winfree was terminated as of March 31, 1998, he would have been entitled to receive approximately $381,000 pursuant to this provision.


            PROPOSAL II - APPROVAL OF AMENDMENT TO THE CORPORATION'S
                               1996 INCENTIVE PLAN

         In 1996, the Board of Directors of the Corporation adopted the 1996 Incentive Plan which was approved by stockholders at the 1996 Annual Meeting of Stockholders. The Incentive Plan provides for the grant of long-term incentive awards to directors and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Corporation most depends.

The Amendment to the 1996 Incentive Plan

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Incentive Plan which will increase by 120,000 (i.e., an amount equal to approximately 4.68% of the current issued and outstanding Common Stock) the number of shares available for issuance under the Incentive Plan.

         Reservation of the additional 120,000 shares under the Incentive Plan is being requested for current grants (See "-- Awards Under the 1996 Incentive Plan"), future grants and possibly for use as an additional incentive in negotiating potential mergers and acquisitions. However, no acquisition or merger is presently contemplated. As of June 12, 1998 (the latest date available prior to the mailing of this proxy statement), all 120,000 shares of Common Stock reserved for issuance under the Incentive Plan have been awarded, with previously granted options to purchase 114,000 shares of Common Stock currently remaining unexercised. If the amendment to the Stock Option Plan is approved, the total number of shares of Common Stock reserved for issuance under the Stock Option Plan will be increased to 240,000. The exercise of stock options may decrease certain per share financial measures for a period of time and may diminish a stockholder's percentage voting power in the Corporation, although the Corporation may consider repurchasing its shares in the future in order to minimize or avoid any such effects. The principal features of the Incentive Plan are summarized below.

         Approval of the proposal to amend the Corporation's Incentive Plan requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the proposal. Your Board of Directors recommends you vote "FOR" adoption of the proposal to amend the Incentive Plan.

Principal Features of the 1996 Incentive Plan

         The Incentive Plan provides for awards in the form of stock options. Each award shall be on such terms and conditions, consistent with the Incentive Plan, as the committee administering the Incentive Plan may determine.

         Shares may be either authorized but unissued shares or reacquired shares held by the Corporation in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Incentive Plan. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Incentive Plan.

         The Incentive Plan is administered by the Stock Option Committee of the Board of Directors of the Corporation (the "Committee"). In granting awards under the Incentive Plan, the Committee considers, among other things, significant contribution or expected contribution to the profits or growth of the Corporation or a subsidiary.

Stock Options

         The Committee may authorize the grant of either Incentive Stock Options ("ISOs"), as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Stock Options ("NQSOs" and together with ISOs, referred to herein as "Options"), which are subject to certain terms and conditions including the following: (1) the Option exercise price per share will be determined by the Committee, provided however, an ISO will not, in any event, be granted at less than 100 percent of the fair market value of the Corporation Common Stock on the date the ISO is granted; (2) the term of the Option will be fixed by the Committee, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of the Common Stock upon exercise of an Option will be paid in full to the Corporation at the time of the exercise of the Option in cash, or at the discretion of the Committee, by surrender to the Corporation of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Committee; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Committee may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Incentive Plan.

Effect of Merger and Other Adjustments

         Shares as to which awards may be granted under the Incentive Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation.

         At the discretion of the Committee, in the event of a Change in Control, any outstanding Option may become fully exercisable and vested to the full extent of the original grant. Under the Incentive Plan a "Change of Control" shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act becomes the beneficial owner of shares of the Corporation Common Stock achieving 20% or more of the total number of votes that may be cast for the election of directors of the Corporation, or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of the Corporation or any successor to the Corporation.

Amendment and Termination

         The Board may amend or terminate the Incentive Plan; however, no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits to participants under the Incentive Plan, or (iii) materially changes the requirements as to eligibility for participation in the Incentive Plan. No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option award outstanding at the time such amendment is made.

Federal Income Tax Consequences

         Under current Federal income tax laws, the principal Federal tax consequences to participants and to the Corporation of the grant and exercise of ISOs and NQSOs pursuant to provisions of the Incentive Plan, are summarized below.

               (i) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such grant.

               (ii) In order to qualify as an ISO, a stock option  awarded under the Incentive Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an ISO will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Corporation to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. If the shares acquired upon exercise of an ISO are not held for at least one year after transfer of such shares to the participant or two years after the grant of the ISO, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the Option. In such an event, the Corporation will generally be entitled to a corresponding deduction, provided the Corporation meets its federal withholding tax obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the ISO; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise of the ISO. The Corporation will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the participant for one year after the ISO is exercised and two years after the ISO was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the
          Corporation will not be entitled to a corresponding deduction. Long-term capital gains for shares held between one year and 18 months are currently taxed at a maximum rate of 28%. Shares held for longer than 18 months are currently taxed at a maximum rate of 20%.

               (iii) The exercise of a NQSO will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Corporation will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a NQSO, provided the Corporation meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of a NQSO, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the NQSO.

Awards Under the 1996 Incentive Plan

         The following table presents information as of March 31, 1998, with respect to the dollar value and the number of awards granted by the Committee, subject to stockholder approval of the amendment to the Incentive Plan.


=============================================================================================================

                                                1996 INCENTIVE PLAN
-------------------------------------------------------------------------------------------------------------
                                                                            Dollar Value            Number of
                              Participant                                     ($) (1)               Units (2)
-------------------------------------------------------------------------------------------------------------
Thomas W. Winfree, President and Chief Executive Officer...............         --                      --(3)
Jane C. Hickok, Director nominee.......................................         --                   3,000
Dale C. Smith, Director nominee........................................         --                   3,000
All Executive Officers as a group  (9 persons).........................         --                      --
All Non-Employee Directors as a group (11 persons)(4)                           --                  30,500
All Non-Executive Officer Employees as a group.........................         --                      --
==============================================================================================================

(1) The exercise price of all Options set forth in the table will be equal the market value of the Common Stock on the date of the Option grant. Accordingly, the value of such Options on the date of grant (stockholder approval of the amendment to the Incentive Plan) will be zero.

(2)  Each unit represents an Option to purchase one share of the Common Stock.

(3) On March 14, 1998, Mr. Winfree received Options to purchase 8,000 shares of Common Stock under the Incentive Plan. See "Executive Compensation."

(4) This category includes five advisory directors who were granted Options to purchase 12,500 shares of Common Stock in the aggregate.

         Additional awards under the Incentive Plan may be granted to eligible participants in the future at the discretion of the Committee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND THE 1996 INCENTIVE PLAN.



             PROPOSAL III - RATIFICATION OF APPOINTMENT OF AUDITORS

         At the Meeting, stockholders will consider and vote on the ratification of the appointment of BDO Seidman, LLP as the Corporation's independent accountants for the Corporation's fiscal year ending March 31, 1999. The Board of Directors has renewed the Corporation's arrangement for BDO Seidman to be its independent accountants, subject to ratification by the Corporation's stockholders.

         Representatives of BDO Seidman, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                              CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All loans by the Bank to its senior officers and directors are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All outstanding loans to the Bank's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices located at 38 North Central Avenue, Staunton, Virginia 24401, no later than March 2, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                REVOCABLE PROXY

                        COMMUNITY FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held on July 29, 1998

        The undersigned hereby appoints the members of the Board of Directors of Community Financial Corporation (the "Corporation"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the
"Meeting"), to be held on July 29, 1998, at 7:00 p.m., and at any and all adjournments thereof, as follows:

  I. The election as directors of all nominees listed below for three-year terms (except as marked to the contrary).

                                   VOTE                         FOR ALL
               FOR               WITHHELD                        EXCEPT
              [   ]                [   ]                          [   ]

        Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with and "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and strike a line in the nominee's name in the list below

          JANE C. HICKOK                            DALE C. SMITH


II. The approval and adoption of an amendment to the Corporation's 1996 Incentive Plan to increase by 120,000 the number of shares reserved for issuance under such plan

                FOR                AGAINST              ABSTAIN
               [   ]                [   ]                [   ]


III. Ratification of the appointment of BDO Seidman as the Corporation's auditors for the fiscal year ending March 31, 1999.

                FOR                AGAINST              ABSTAIN
               [   ]                [   ]                [   ]

        In their discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors recommends a vote "FOR" the listed propositions.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

IMPORTANT! PLEASE SIGN AND DATE ON REVERSE SIDE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Corporation at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of the Notice of the Meeting, a Proxy Statement dated June 30, 1998 and an Annual Report to Stockholders.



Dated:  __________________, 1998




                                           -------------------------------------
                                                SIGNATURE OF STOCKHOLDER

                                           -------------------------------------
                                                SIGNATURE OF STOCKHOLDER


                                                Please sign exactly as your name
                                                appears above on this card. When
                                                signing  as  attorney, executor,
                                                administrator,     trustee    or
                                                guardian,  please give your full
                                                title.   If  shares   are   held
                                                jointly,   each   holder  should
                                                sign.



PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE